UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018

TRANSMONTAIGNE PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported, on December 15, 2017, TransMontaigne Partners L.P. (the “Partnership”) and its subsidiary, TransMontaigne Operating Company L.P., a Delaware limited partnership (“TOC”), completed the acquisition of the Martinez Terminal and Richmond Terminal (the “West Coast Terminals”) from Plains Products Terminals LLC (“Plains”), a wholly owned subsidiary of Plains All American Pipeline, L.P., pursuant to that certain Asset Purchase Agreement, dated as of November 2, 2017, by and between TOC and Plains (the “Acquisition”). The Partnership funded the purchase price for the Acquisition with borrowings under its revolving credit facility.

This Current Report on Form 8-K/A provides historical combined financial statements related to the West Coast Terminals, which refer to the West Coast Terminals as the “Bay Area Terminals” as this is the name Plains used to refer to these terminals in the historical financial statements. This Current Report on Form 8-K/A also provides pro forma financial statements for the Partnership that give effect to the Acquisition. This Current Report on Form 8-K/A should be read in conjunction with the Partnership’s Current Reports on Form 8-K filed on November 8, 2017 and December 18, 2017, which provide additional information relating to the Acquisition.

Item 9.01 Exhibits.

(a)           Financial Statements of Businesses Acquired

The audited combined financial statements of the Bay Area Terminals as of December 31, 2016 and 2015 and for the years then ended, including the notes and the report of PricewaterhouseCoopers LLP with respect thereto, and the unaudited combined financial statements of the Bay Area Terminals as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016, including the notes thereto, are attached hereto as Exhibit 99.1 and incorporated by reference herein.

(b)           Pro Forma Financial Information

The following unaudited pro forma combined financial statements of the Partnership giving effect to the Acquisition are attached hereto as Exhibit 99.2 and incorporated by reference herein:

•      unaudited pro forma combined statement of operations for the nine months ended September 30, 2017;

•      unaudited pro forma combined statement of operations for the year ended December 31, 2016; and

•      unaudited pro forma combined balance sheet as of September 30, 2017.

(d)  Exhibits.

Exhibit No.	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP
99.1

Combined financial statements of the Bay Area Terminals as of December 31, 2016 and 2015 and for the years then ended and as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016

99.2

Unaudited pro forma combined statement of operations for the nine months ended September 30, 2017 and for the year ended December 31, 2016, and the unaudited pro forma combined balance sheet as of September 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.

	By:	TransMontaigne GP L.L.C., its general partner

Date: January 31, 2018	By:	/s/ Michael A. Hammell
Michael A. Hammell
Executive Vice President, General Counsel and Secretary